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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    January 29, 2002
                                                 -------------------------------


                     NATIONAL COMMERCE FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Tennessee                    0-6094                  62-0784645
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(State or other jurisdiction       (Commission              (I.R.S. Employer
         of incorporation)         File Number)            Identification No.)


      One Commerce Square, Memphis, Tennessee                      38150
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     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code    (901) 523-3371
                                                   -----------------------------


                                 Not Applicable
                   ------------------------------------------
                    (Former name, former address and former
                   fiscal year, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

              The following exhibit is filed pursuant to Item 601 of Regulation S-K:

          Exhibit
           Number                   Description
          -------                   -----------

           99.1   Management presentation dated January 31, 2002.


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Item 9.  Regulation FD Disclosure.

         National Commerce Financial Corporation is furnishing the information in this Current Report on Form 8-K with respect to a presentation being made by management of NCF on January 31, 2002 at the Salomon Smith Barney Financial Services Conference. Attached hereto and incorporated herein as Exhibit 99.1 is the text of that presentation.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NATIONAL COMMERCE FINANCIAL
                                 CORPORATION

Date:  January 29, 2002          By: /s/ Charles A. Neale
                                     -----------------------------------------
                                     Charles A. Neale
                                     Senior Vice-President and General Counsel




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